Exhibit 99.2

The	Supplementary	September 30, 2008
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results for 2007 that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
SEPTEMBER 30, 2008

Page

The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Sept. 30	Dec. 31
	2008	2007
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,380	$1,839
Fixed Maturities
Tax Exempt	18,135	18,559
Taxable	15,211	15,312
Equity Securities	1,702	2,320
Other Invested Assets	2,220	2,051

Total Invested Assets	$39,648	$40,081

Capitalization
Long Term Debt	$3,975	$3,460
Shareholders’ Equity	13,604	14,445

Total Capitalization	$17,579	$17,905

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	22.6%	19.3%

Actual Common Shares Outstanding	355.7	374.6

Book Value Per Common Share	$38.25	$38.56

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$39.14	$37.87

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended September 30
	Third	Nine	From
	Quarter	Months	December 2005
	2008	2008	to September 30, 2008

Cost of Shares Repurchased	$284	$1,147	$4,723

Average Cost Per Share	$48.05	$50.51	$51.01

Shares Repurchased	5,914,324	22,711,788	92,599,118
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. No shares remain under the 2006 share repurchase authorization.
In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of September 30, 2008, 3,400,882 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2008	2007	2008	2007
	(in millions)

Short Term Investments	$1,447	$934	$1,447	$934

Taxable Fixed Maturities	985	1,050	974	1,045

Equity Securities	255	289	301	478

TOTAL	$2,687	$2,273	$2,722	$2,457

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Sept. 30	Dec. 31	Sept. 30	Dec. 31
	2008	2007	2008	2007
	(in millions)

Short Term Investments	$933	$905	$933	$905

Fixed Maturities

Tax Exempt	18,365	18,208	18,135	18,559

Taxable	14,481	14,216	14,237	14,267

Equity Securities	1,405	1,618	1,401	1,842

Other Invested Assets	2,220	2,051	2,220	2,051

TOTAL	$37,404	$36,998	$36,926	$37,624

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Periods Ended September 30
	Third Quarter		Nine Months
	2008	2007	2008	2007
	(in millions)

CORPORATE INVESTMENT INCOME	$13	$21	$39	$57

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$185	$185	$554	$545
Taxable Interest	125	124	379	357
Other	21	20	62	56
Investment Expenses	(4)	(5)	(14)	(16)

TOTAL	$327	$324	$981	$942

Effective Tax Rate	20.4%	20.0%	20.3%	19.9%

After-Tax Annualized Yield	3.48%	3.51%	3.49%	3.47%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Sept. 30	Dec. 31	Sept. 30
	2008	2007	2007
	(in millions)

Estimated Statutory Policyholders’ Surplus	$12,750	$12,998	$12,750

Rolling Year Statutory Net Premiums Written	$11,866	$11,829	$11,809

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.93:1	0.91:1	0.93:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2008

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	9/30/08	12/31/07	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$409	$411	$(2)	$1	$(3)
Homeowners	829	705	124	101	23
Other	830	748	82	82	—

Total Personal	2,068	1,864	204	184	20

Commercial Insurance
Multiple Peril	1,668	1,619	49	98	(49)
Casualty	5,775	5,540	235	304	(69)
Workers’ Compensation	1,978	1,910	68	52	16
Property and Marine	925	677	248	160	88

Total Commercial	10,346	9,746	600	614	(14)

Specialty Insurance
Professional Liability	7,421	7,526	(105)	184	(289)
Surety	143	71	72	(1)	73

Total Specialty	7,564	7,597	(33)	183	(216)

Total Insurance	19,978	19,207	771	981	(210)

Reinsurance Assumed	984	1,109	(125)	(76)	(49)

Total	$20,962	$20,316	$646	$905	$(259)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$457	$472	$1,859	$1,831	$571	$489	$2,887	$2,792
Increase (Decrease) in Unearned Premiums	(8)	(20)	33	82	25	14	50	76

Net Premiums Earned	465	492	1,826	1,749	546	475	2,837	2,716

Net Losses Paid	279	310	845	792	287	244	1,411	1,346
Increase (Decrease) in Outstanding Losses	(3)	(9)	132	5	84	54	213	50

Net Losses Incurred	276	301	977	797	371	298	1,624	1,396

Expenses Incurred	133	134	601	579	186	159	920	872

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$56	$57	$248	$373	$(11)	$18	$293	$448

Ratios After Dividends to Policyholders:

Loss	59.4%	61.2%	53.5%	45.6%	67.9%	62.8%	57.2%	51.4%
Expense	29.1	28.4	32.3	31.6	32.6	32.5	31.9	31.2

Combined	88.5%	89.6%	85.8%	77.2%	100.5%	95.3%	89.1%	82.6%

Premiums Written as a % of Total	5.2%	5.3%	20.9%	20.7%	6.4%	5.5%	32.5%	31.5%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$915	$926	$1,281	$1,300	$666	$686	$957	$909	$3,819	$3,821
Increase (Decrease) in Unearned Premiums	(21)	(26)	(3)	4	9	2	33	5	18	(15)

Net Premiums Earned	936	952	1,284	1,296	657	684	924	904	3,801	3,836

Net Losses Paid	422	442	596	611	277	261	501	435	1,796	1,749
Increase (Decrease) in Outstanding Losses	61	(1)	256	257	81	96	253	18	651	370

Net Losses Incurred	483	441	852	868	358	357	754	453	2,447	2,119

Expenses Incurred	324	322	362	365	152	155	329	321	1,167	1,163

Dividends Incurred	—	—	—	—	26	11	—	—	26	11

Statutory Underwriting Income (Loss)	$129	$189	$70	$63	$121	$161	$(159)	$130	$161	$543

Ratios After Dividends to Policyholders:

Loss	51.6%	46.3%	66.3%	67.0%	56.7%	53.0%	81.6%	50.1%	64.8%	55.4%
Expense	35.4	34.8	28.3	28.1	23.8	23.0	34.4	35.3	30.8	30.5

Combined	87.0%	81.1%	94.6%	95.1%	80.5%	76.0%	116.0%	85.4%	95.6%	85.9%

Premiums Written as a % of Total	10.3%	10.4%	14.4%	14.7%	7.5%	7.7%	10.8%	10.3%	43.0%	43.1%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$1,847	$1,893	$276	$257	$2,123	$2,150
Increase (Decrease) in Unearned Premiums	(120)	(86)	24	23	(96)	(63)

Net Premiums Earned	1,967	1,979	252	234	2,219	2,213

Net Losses Paid	1,167	1,049	40	5	1,207	1,054
Increase (Decrease) in Outstanding Losses	(18)	122	72	(2)	54	120

Net Losses Incurred	1,149	1,171	112	3	1,261	1,174

Expenses Incurred	472	465	85	77	557	542

Dividends Incurred	—	—	3	2	3	2

Statutory Underwriting Income (Loss)	$346	$343	$52	$152	$398	$495

Ratios After Dividends to Policyholders:

Loss	58.4%	59.2%	45.0%	1.3%	56.9%	53.1%
Expense	25.6	24.5	31.1	30.2	26.3	25.2

Combined	84.0%	83.7%	76.1%	31.5%	83.2%	78.3%

Premiums Written as a % of Total	20.8%	21.4%	3.1%	2.9%	23.9%	24.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$8,829	$8,763	$54	$100	$8,883	$8,863
Increase (Decrease) in Unearned Premiums	(28)	(2)	(15)	(62)	(43)	(64)

Net Premiums Earned	8,857	8,765	69	162	8,926	8,927

Net Losses Paid	4,414	4,149	132	184	4,546	4,333
Increase (Decrease) in Outstanding Losses	918	540	(125)	(180)	793	360

Net Losses Incurred	5,332	4,689	7	4	5,339	4,693

Expenses Incurred	2,644	2,577	25	72	2,669	2,649

Dividends Incurred	29	13	—	—	29	13

Statutory Underwriting Income (Loss)	$852	$1,486	$37	$86	889	1,572

Increase in Deferred Acquisition Costs					29	64

GAAP Underwriting Income					$918	$1,636

Ratios After Dividends to Policyholders:

Loss	60.4%	53.6%	* %	* %	60.0%	52.7%
Expense	30.1	29.4	*	*	30.2	29.9

Combined	90.5%	83.0%	* %	* %	90.2%	82.6%

Premiums Written as a % of Total	99.4%	98.9%	0.6%	1.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$6,718	$6,917	$2,165	$1,946	$8,883	$8,863
Increase (Decrease) in Unearned Premiums	(43)	(61)	—	(3)	(43)	(64)

Net Premiums Earned	6,761	6,978	2,165	1,949	8,926	8,927

Net Losses Paid	3,657	3,559	889	774	4,546	4,333
Increase (Decrease) in Outstanding Losses	660	144	133	216	793	360

Net Losses Incurred	4,317	3,703	1,022	990	5,339	4,693

Expenses Incurred	1,900	1,964	769	685	2,669	2,649

Dividends Incurred	29	13	—	—	29	13

Statutory Underwriting Income (Loss)	$515	$1,298	$374	$274	889	1,572

Increase in Deferred Acquisition Costs					29	64

GAAP Underwriting Income					$918	$1,636

Ratios After Dividends to Policyholders:

Loss	64.1%	53.2%	47.2%	50.8%	60.0%	52.7%
Expense	28.4	28.4	35.5	35.2	30.2	29.9

Combined	92.5%	81.6%	82.7%	86.0%	90.2%	82.6%

Premiums Written as a % of Total	75.6%	78.0%	24.4%	22.0%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$154	$161	$646	$657	$195	$159	$995	$977
Increase (Decrease) in Unearned Premiums	—	(2)	42	67	3	(7)	45	58

Net Premiums Earned	154	163	604	590	192	166	950	919

Net Losses Paid	88	102	298	260	95	104	481	466
Increase (Decrease) in Outstanding Losses	(1)	1	129	8	46	4	174	13

Net Losses Incurred	87	103	427	268	141	108	655	479

Expenses Incurred	45	45	208	206	63	54	316	305

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$22	$15	$(31)	$116	$(12)	$4	$(21)	$135

Ratios After Dividends to Policyholders:

Loss	56.5%	63.2%	70.7%	45.4%	73.5%	65.1%	68.9%	52.1%
Expense	29.2	27.9	32.2	31.4	32.3	33.9	31.8	31.2

Combined	85.7%	91.1%	102.9%	76.8%	105.8%	99.0%	100.7%	83.3%

Premiums Written as a % of Total	5.3%	5.5%	22.3%	22.3%	6.7%	5.4%	34.3%	33.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$308	$313	$385	$403	$205	$205	$280	$283	$1,178	$1,204
Increase (Decrease) in Unearned Premiums	—	(6)	(35)	(29)	(12)	(21)	(28)	(18)	(75)	(74)

Net Premiums Earned	308	319	420	432	217	226	308	301	1,253	1,278

Net Losses Paid	138	137	204	213	79	87	207	153	628	590
Increase (Decrease) in Outstanding Losses	73	(11)	92	90	38	34	97	(19)	300	94

Net Losses Incurred	211	126	296	303	117	121	304	134	928	684

Expenses Incurred	108	106	113	114	49	50	97	99	367	369

Dividends Incurred	—	—	—	—	9	4	—	—	9	4

Statutory Underwriting Income (Loss)	$(11)	$87	$11	$15	$42	$51	$(93)	$68	$(51)	$221

Ratios After Dividends to Policyholders:

Loss	68.5%	39.5%	70.5%	70.1%	56.3%	54.5%	98.7%	44.5%	74.6%	53.7%
Expense	35.1	33.9	29.3	28.3	25.0	24.9	34.6	35.0	31.4	30.7

Combined	103.6%	73.4%	99.8%	98.4%	81.3%	79.4%	133.3%	79.5%	106.0%	84.4%

Premiums Written as a % of Total	10.6%	10.7%	13.3%	13.7%	7.1%	7.0%	9.7%	9.6%	40.7%	41.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$617	$647	$92	$79	$709	$726
Increase (Decrease) in Unearned Premiums	(32)	(12)	10	(1)	(22)	(13)

Net Premiums Earned	649	659	82	80	731	739

Net Losses Paid	462	384	14	—	476	384
Increase (Decrease) in Outstanding Losses	(76)	2	14	(1)	(62)	1

Net Losses Incurred	386	386	28	(1)	414	385

Expenses Incurred	153	150	27	25	180	175

Dividends Incurred	—	—	2	1	2	1

Statutory Underwriting Income (Loss)	$110	$123	$25	$55	$135	$178

Ratios After Dividends to Policyholders:

Loss	59.5%	58.6%	35.0%	(1.3)%	56.8%	52.2%
Expense	24.8	23.2	30.0	32.1	25.5	24.1

Combined	84.3%	81.8%	65.0%	30.8%	82.3%	76.3%

Premiums Written as a % of Total	21.2%	22.0%	3.2%	2.7%	24.4%	24.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,882	$2,907	$18	$31	$2,900	$2,938
Increase (Decrease) in Unearned Premiums	(52)	(29)	(12)	(11)	(64)	(40)

Net Premiums Earned	2,934	2,936	30	42	2,964	2,978

Net Losses Paid	1,585	1,440	48	58	1,633	1,498
Increase (Decrease) in Outstanding Losses	412	108	(39)	(65)	373	43

Net Losses Incurred	1,997	1,548	9	(7)	2,006	1,541

Expenses Incurred	863	849	8	25	871	874

Dividends Incurred	11	5	—	—	11	5

Statutory Underwriting Income (Loss)	$63	$534	$13	$24	76	558

Increase (Decrease) in Deferred Acquisition Costs					(7)	11

GAAP Underwriting Income					$69	$569

Ratios After Dividends to Policyholders:

Loss	68.3%	52.8%	* %	* %	67.9%	51.8%
Expense	30.1	29.3	*	*	30.2	29.8

Combined	98.4%	82.1%	* %	* %	98.1%	81.6%

Premiums Written as a % of Total	99.4%	98.9%	0.6%	1.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED SEPTEMBER 30, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,239	$2,325	$661	$613	$2,900	$2,938
Increase (Decrease) in Unearned Premiums	—	15	(64)	(55)	(64)	(40)

Net Premiums Earned	2,239	2,310	725	668	2,964	2,978

Net Losses Paid	1,352	1,220	281	278	1,633	1,498
Increase (Decrease) in Outstanding Losses	320	(9)	53	52	373	43

Net Losses Incurred	1,672	1,211	334	330	2,006	1,541

Expenses Incurred	638	657	233	217	871	874

Dividends Incurred	11	5	—	—	11	5

Statutory Underwriting Income (Loss)	$(82)	$437	$158	$121	76	558

Increase (Decrease) in Deferred Acquisition Costs					(7)	11

GAAP Underwriting Income					$69	$569

Ratios After Dividends to Policyholders:

Loss	75.0%	52.5%	46.1%	49.4%	67.9%	51.8%
Expense	28.6	28.3	35.2	35.4	30.2	29.8

Combined	103.6%	80.8%	81.3%	84.8%	98.1%	81.6%

Premiums Written as a % of Total	77.2%	79.1%	22.8%	20.9%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.